UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2008

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BROADRIDGE FINANCIAL SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

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001-33220	33-1151291
(Commission file number)	(I.R.S. Employer Identification No.)

1981 Marcus Avenue
Lake Success, New York 11042
 (Address of principal executive offices)

 Registrant’s telephone number, including area code: (516) 472-5400

N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

On September 3, 2008, Broadridge Financial Solutions, Inc. (the “Company”) issued a press release announcing that, in connection with the cash tender offer by the Company for certain of its 6.125% Senior Notes due 2017, it had accepted for payment $125 million principal amount of notes validly tendered and not withdrawn prior to the expiration date, which was midnight, New York City time, on Tuesday, September 2, 2008. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

Exhibits.  The following exhibits are filed herewith:

Exhibit No.	Description
99.1	Press release dated September 3, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 3, 2008

BROADRIDGE FINANCIAL SOLUTIONS, INC.
By:	/s/ Adam D. Amsterdam
Name: Adam D. Amsterdam Title: Vice President, General Counsel and Secretary